Exhibit 99.1

For Immediate Release

DANKA COMMENTS ON EXPECTED FISCAL YEAR 2005 FOURTH QUARTER RESULTS

ST. PETERSBURG, FLORIDA (May 27, 2005) – Danka Business Systems PLC (NASDAQ: DANKY) (the “Company”) today provided preliminary comments on its expected fiscal year 2005 fourth quarter results for the quarter ended March 31, 2005. These comments are based on the Company’s current estimate, but could vary as the Company concludes its year end audit. The Company expects to release its full fiscal year 2005 and fourth quarter results by June 14, 2005.

The Company expects to report an operating loss for the quarter, excluding restructuring and goodwill impairment charges in the region of $46 million. Contributing to this loss is an increase to its U.S. trade receivables allowance for doubtful accounts in the region of $15 million. This adjustment is based on the Company’s review, as of March 31, 2005, of its receivables portfolio and its determination that it should increase estimates of the allowance for doubtful accounts. The charge is not expected to impact future results, operations or liquidity.

Contributing to the loss are external expenses related to the Company’s Sarbanes-Oxley Act (the “Act”) compliance program of approximately $9 million in the fourth quarter as it concludes its first fiscal year assessment of internal controls as required by Section 404 of the Act and approximately $5 million of adjustments related to rental equipment, parts and inventory, property tax and information technology related amortization. The Company’s hardware margins in the quarter were negatively impacted, in part, by its decision to sell through existing inventory and not receive certain vendor incentives it has received for purchases in prior periods.

The Company has substantially completed its review under Statement of Financial Accounting Standards (SFAS) No. 142, Goodwill and Other Intangible Assets, which requires an annual review of the Company’s goodwill for impairment. The Company has determined, using the factors required under SFAS No. 142, that the fair value of its Europe/Australia unit goodwill is less than its carrying amount and it expects to recognize an impairment loss in the region of $70 million, though its auditors have not yet finalized their review of this impairment.

The Company also reaffirmed, as previously announced, that it will incur a restructuring charge of approximately $13 million in the fourth quarter as a result of its ongoing Vision 21 reengineering activities which the Company expects will reduce operating expenses and cost of goods sold by $60 million to $73 million annually when fully implemented.

The Company expects to report revenues for the fourth quarter in the region of $300 million. The Company concluded its fourth quarter with $98 million in cash, an increase of approximately $9 million over its third quarter ended December 31, 2004. Revenues for the year are expected to be in the region of $1.233 billion with operating losses, before restructuring and impairment charges, in the region of $39 million.

Danka

May 27, 2005

“The size of our expected operating loss is disappointing, though it is exacerbated by a number of significant one-time, non-cash adjustments and a continuation of high expenditures related to the conclusion of this year’s compliance activities,” said Todd Mavis, Danka’s Chief Executive Officer. “As we concluded our Fiscal Year 2005, while I was disappointed with our operational performance in a few areas, and the costs and distractions associated with our Section 404 compliance obligations, I was encouraged by the progress we made with several strategic initiatives,” continued Mavis. “We are executing on our strategy to build closer, more dynamic relationships with customers that are designed to capture more of what they spend on print. We are advancing our managed print services offering and gaining traction with the business development partnerships we formed this year. In addition, we are on schedule in implementing Vision 21, our initiative to aggressively reduce costs in all aspects of our business toward our goal of building a lower cost model. This progress in key areas will provide us with the foundation for a much improved Fiscal Year 2006.”

About Danka

Danka delivers value to clients worldwide by using its expert technical and professional services to implement effective document information solutions. As one of the largest independent providers of enterprise imaging systems and services, the company enables choice, convenience, and continuity. Danka’s vision is to empower customers to benefit fully from the convergence of image and document technologies in a connected environment. This approach will strengthen the company’s client relationships and expand its strategic value. For more information, visit Danka at www.danka.com.

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Contacts:	Danka Investor Relations – Donald W. Thurman, 770-280-3990
Danka London – Paul G. Dumond, 44-207-605-0154

Certain statements contained herein, or otherwise made by our officers, including statements related to our future performance and our outlook for our businesses and respective markets, projections, statements of our plans or objectives, forecasts of market trends and other matters, are forward-looking statements, and contain information relating to us that is based on our beliefs as well as assumptions made by, and information currently available to us. The words “goal”, “anticipate”, “expect”, “believe”, “could”, “should”, “intend” and similar expressions as they relate to us are intended to identify forward-looking statements, although not all forward looking statements contain such identifying words. No assurance can be given that the results in any forward-looking statement will be achieved. For the forward-looking statements, we claim the protection of the safe harbor for forward-looking statements provided for in the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions that could cause actual results to differ materially from those reflected in the forward-looking statements. Factors that might cause such actual results to differ materially from those reflected in any forward-looking statements include, but are not limited to, the following: (i) any inability to successfully implement our strategy; (ii) any inability to successfully implement our cost restructuring plan to achieve and maintain cost savings; (iii) any material adverse change in financial markets, the economy or in our financial position; (iv) increased competition in our industry and the discounting of products by our competitors; (v) new competition as the result of evolving technology; (vi) any inability by us to procure, or any inability by us to continue to gain access to and successfully distribute new products, including digital products, color products, multi-function products and high-volume copiers, or to continue to bring current products to the marketplace at competitive costs and prices; (vii) any inability to arrange financing for our customers’ purchases of equipment from us; (viii) any inability to successfully enhance, unify and effectively utilize our management information systems; (ix) any inability to record and process key data due to ineffective implementation of business processes and policies; (x) any negative impact from the loss of a key vendor or customer; (xi) any negative impact from the loss of any of our senior or key management personnel; (xii) any change in economic conditions in domestic or international markets where we operate or have material investments

Danka

May 27, 2005

which may affect demand for our products or services; (xiii) any negative impact from the international scope of our operations; (xiv) fluctuations in foreign currencies; (xv) any incurrence of tax liabilities or tax payments beyond our current expectations, which could adversely affect our liquidity; (xvi) any inability to comply with the financial or other covenants in our debt instruments; (xvii) any delayed or lost sales and other impacts related to the commercial and economic disruption caused by terrorist attacks, the related war on terrorism, and the fear of additional terrorist attacks; and (xviii) other risks including those risks identified in any of our filings with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect our analysis only as of the date they are made. Except as required by applicable law, we undertake no obligation, and do not intend, to update these forward-looking statements to reflect events or circumstances that arise after the date they are made. Furthermore, as a matter of policy, we do not generally make any specific projections as to future earnings, nor do we endorse any projections regarding future performance, which may be made by others outside our company.